MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of September 30, 2024

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since Fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION


1.34%
25.39%
73.27%
Domestic
International
Net Cash 1

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	29.24%
Communication Services	15.44%
Consumer Discretionary	14.42%
Healthcare	13.03%
Consumer Staples	11.02%
Financials	8.35%
Industrials	5.93%
Materials	0.70%
Energy	0.53%
Utilities	0.00%
Net Cash'	1.34%

TOP 10 HOLDINGS

Mastercard Inc. Class A	12.72%
Apple, Inc.	8.58%
Alphabet, Inc. Class C	7.38%
Alphabet, Inc. Class A	7.33%
LVMH Moët Hennessey Louis Vuitton ADR	6.79%
Novo Nordisk A/S	6.57%
Taiwan Semiconductor Manufacturing Company	4.79%
The TJX Companies, Inc.	4.76%
Bank of America Corporation	3.65%
The Hershey Company	3.18%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	42
2023 Portfolio Turnover	2.52%
Net Assets (millions)	$27.17
Total Expense Ratio	1.51

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]


Mundoval Fund
MSCI World Index
1.69%
6.36%
20.95%
32.43%
5.21
9.08%
10.81%
13.04%
10.04%
11.10%
7.98%
10.07%
7.84%
8.59%
3Q24
Non-annualized
1-Year
3-Year
5-Year
7-Year
10-Year
Since Inception*

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]


$45,553
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2006
2011
2016
2021

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $45,552.67 on 9/30/2024. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

Portfolio Review:

The Mundoval Fund returned 1.69% in the third quarter versus 6.36% for the MSCI World Index during the same period. Since the inception date of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 7.84% versus 8.59% for the MSCI World Index.

Positive factors impacting investment performance for the Fund during the quarter included the Industrial sector (Lockheed Martin Corp., RTX Corp. and Northrop Grumman Corp.), Financial Sector (Berkshire Hathaway) and Consumer Discretionary sector (Nike, Inc.). Negative factors impacting investment performance for the Fund during the quarter included the Healthcare sector (Novo Nordisk) and Information Technology sector (ASML Holding N.V. & Alphabet Inc.).

During the quarter the Fund sold shares of Intel Corp., Tencent Holdings Ltd., and T. Rowe Price Group, Inc. and purchased new shares of Amazon.com Inc., Cheniere Energy, Inc., Haleon Plc, Humana Inc. and Paycom Software, Inc. The geographic diversification of the Fund as of September 30, 2024 was 73.27% Domestic stocks, 25.39% International stocks and 1.34% cash equivalents. The Fund owned shares of common stock in 41 companies.

Manager Commentary:

During the third quarter the Federal Reserve's long-awaited reduction in interest rates, the first time since 2020, played a key role in the solid returns on stocks and bonds. Oil prices fell by more than 18% which helped bring down overall inflation pressures. Large Cap technology stocks underperformed the wider market during the quarter as investors looked to other industry sectors of the economy for opportunity. The S&P 500 Index and the technology laden NASDAQ Composite returned 5.78% and 2.8% respectively, while international stocks, as measured by the MSCI EAFE Index increased 7.26% during the third quarter.

Lockheed Martin reported a 9.1% year over year increase in net sales and returned $1.6 billion of cash to investors through dividends and share repurchases during the second quarter. **Berkshire Hathaway** reported that its cash & cash equivalents increased to $276.94 billion at the end of the quarter, up from around $189 billion at the end of the first quarter. **Unilever Plc** announced a 17% year over year increase in operating profit and a 1.5 billion euro share buyback in the second half of the year. **TJX Companies Inc.** announced a 13% year over year increase in earnings per share and returned $982 million to shareholders through dividends and share repurchases during the quarter.

Thank you for your business and continued support.
Arthur Q. Johnson, CFA
Portfolio Manager

Average Annualized Total Returns as of September 30, 2024

	3Q 2024 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10-Year	Since Inception (9/3/04)
Mundoval Fund	1.69%	20.95%	5.21%	10.81%	10.04%	7.98%	7.84%
MSCI World Index	6.36%	32.43%	9.08%	13.04%	11.10%	10.07%	8.59%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

7855 Ivanhoe Avenue, Suite 210 | La Jolla, CA 92037 | (858) 454-4837 | info@mundoval.com | www.mundoval.com